ARRAY Technologies Names Gina Gunning as Chief Legal Officer Gunning joins ARRAY with more than 25 years of legal and compliance experience Albuquerque, N.M., Jan. 27, 2025 (GLOBE NEWSWIRE) — ARRAY Technologies (NASDAQ: ARRY) (“ARRAY” or the “Company”), a leading provider of tracker solutions and services for utility-scale solar energy projects, today announced the appointment of Gina Gunning as its new chief legal officer and corporate secretary, effective immediately. Gunning will report directly to ARRAY’s chief executive officer, Kevin G. Hostetler, and will relocate to Chandler, Arizona. Gunning joins ARRAY with more than 25 years of legal and compliance experience across global organizations. She is a recognized leader in corporate law, governance, compliance, and risk management, with expertise in structuring complex transactions, navigating regulatory landscapes, and leading diverse legal teams. Most recently, she served as Chief Legal Officer and Corporate Secretary at GrafTech International Ltd., where she led the legal department, developed strategic legal frameworks, and managed global litigation and arbitrations. “Gina’s wealth of experience in corporate law, governance, compliance and strategy makes her uniquely qualified to navigate the regulatory landscape and support ARRAY’s ambitious growth plans,” said Hostetler. “Her ability to align legal strategies with business objectives will be instrumental as we continue to lead in renewable energy innovation.” Prior to her tenure at GrafTech, Gunning held senior legal roles at FirstEnergy Corp. and Cliffs Natural Resources Inc., where she demonstrated expertise in mergers and acquisitions, securities law, and capital markets transactions. Earlier in her career, she was a capital markets partner at the global law firm Jones Day, advising Fortune 500 clients on corporate finance and governance. “I am excited to join ARRAY Technologies and contribute to its mission of driving the global transition to sustainable energy,” said Gunning. “ARRAY’s innovative spirit and dedication to advancing renewable energy solutions resonate deeply with me, and I look forward to collaborating with the team to support its continued success.” As chief legal officer, Gunning will lead ARRAY’s legal, compliance, and risk management teams, supporting business objectives and adherence to legal and ethical standards worldwide. Her responsibilities will also include providing strategic counsel on corporate governance, contracts, intellectual property, and environmental, social, and governance (ESG) initiatives. Gunning earned her Juris Doctor from Notre Dame Law School, where she served on the Notre Dame Law Review, and her Bachelor of Arts from the University of Notre Dame. About ARRAY ARRAY Technologies (NASDAQ: ARRY) is a leading global renewable energy company and provider of utility-scale solar tracking technology. Engineered to withstand the harshest conditions on the planet, ARRAY’s high-quality solar trackers and sophisticated software maximize energy production, accelerating the adoption of cost-effective and sustainable energy. Founded and headquartered in the United States, ARRAY relies on its diversified global supply chain and customer-centric approach to deliver, commission, and support solar energy developments around the world, lighting the way to a brighter, smarter future for clean energy. For more news and information on ARRAY, please visit arraytechinc.com.

Forward Looking Statement This press release contains forward-looking statements. These statements are not historical facts but rather are based on the Company’s current expectations and projections regarding its business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. Forward-looking statements should be evaluated together with the risks and uncertainties that affect our business and operations, particularly those described in more detail in the Company’s most recent Annual Report on Form 10-K and other documents on file with the SEC, each of which can be found on our website www.arraytechinc.com. Except as required by law, we assume no obligation to update these forward- looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. # # # Media Contact Nicole Stewart 505.589.8257 nicole.stewart@arraytechinc.com Investor Relations Contact Array Technologies, Inc. Investor Relations investors@arraytechinc.com